SCHEDULE 14C
(Rule 14c-101)

INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934
(Amendment No. ___)

Check the appropriate box:

|   |     Preliminary information statement

|   |     Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))

|X|     Definitive information statement

ASCENT ASSURANCE, INC.

(Name of Registrant as Specified in its Charter)
Payment of Filing Fee (Check the appropriate box):

|X|     No fee required

|   |     Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

(1)     Title of each class of securities to which transaction applies:

(2)     Aggregate number of securities to which transaction applies:

(3)     Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee           is calculated and state how it was determined):

(4)     Proposed maximum aggregate value of transaction:

(5)     Total fee paid:

|   |     Fee paid previously with preliminary materials.
|   |     Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)     Amount previously paid:

(2)     Form, schedule or registration statement no.:

(3)     Filing party:

(4)     Date filed:

ASCENT ASSURANCE, INC.
3100 Burnett Plaza
801 Cherry Street, Unit 33
Fort Worth, TX 76102

NOTICE OF WRITTEN CONSENT OF STOCKHOLDERS

February 11, 2005

To the Stockholders of Ascent Assurance, Inc.:

NOTICE IS HEREBY GIVEN that the following action has been taken pursuant to the written consent of the holder of a majority of the outstanding shares of common stock of Ascent Assurance, Inc. (the “Company”), dated February 1, 2005, in lieu of a special meeting of the stockholders:

o	Amendment (the “Amendment”) of Article I of the Company’s Second Amended and Restated Certificate of Incorporation to in its entirety read as follows: “The name of the corporation is USHEALTH Group, Inc.”.

The foregoing action will become effective on or about March 3, 2005:

This Notice and the attached Information Statement are being circulated to advise the other stockholders of the Company of the adoption of the Amendment by written consent of the stockholder who holds a majority of the voting power of our common stock. No further vote or action by the stockholders is required. Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the action cannot become effective until twenty (20) days after the date this Information Statement is mailed to the stockholders. Therefore, this Notice and the attached Information Statement are being sent to you for informational purposes only, and you are not being asked to take any action with respect to the Amendment.

By Order of the Board of Directors,

/Benjamin M. Cutler/ Benjamin M. Cutler Chairman of the Board and Chief Executive Officer Fort Worth, Texas

ASCENT ASSURANCE, INC.
3100 Burnett Plaza
801 Cherry Street, Unit 33
Fort Worth, TX 76102

INFORMATION STATEMENT PURSUANT TO SECTION 14 OF THE
SECURITIES EXCHANGE ACT OF 1934
AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

This information statement (the “Information Statement”) is being circulated to advise the stockholders of Ascent Assurance, Inc., a Delaware corporation (“we,” “us,” “our,” or the “Company”), of action taken without a meeting upon the written consent of the stockholder of the Company who holds a majority of the voting power of our common stock, par value $.01 per share (the “Common Stock”). The action so taken by written consent of our majority stockholder is as follows:

o	Amendment (the “Amendment”) of Article I of the Company’s Second Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to read as follows: “The name of the corporation is USHEALTH Group, Inc.”.

Pursuant to Rule 14c-2 promulgated by the Securities and Exchange Commission (the “Commission”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the action cannot become effective until twenty (20) days after the date this Information Statement is mailed to the stockholders.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

GENERAL

The date on which we first intend to send this Information Statement to our stockholders is on or around February 11, 2005 (the “Mailing Date”). No further action is required on the part of any other stockholders of the Company to approve the Amendment. Stockholders who did not consent to the Amendment are not entitled to dissenters’ rights under Delaware law.

The Amendment will become effective, no sooner than twenty (20) days after the Mailing Date, upon the filing of a Certificate of Amendment in the form attached hereto as Annex I with the Secretary of State of the State of Delaware (the “Delaware Secretary”).

This Information Statement has been prepared by our management, and the entire cost of furnishing this Information Statement will be borne by us. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our Common Stock held of record by them and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

QUESTIONS AND ANSWERS ABOUT THE AMENDMENT

Q.     Why did I receive this Information Statement?

A.     Applicable laws require us to provide you information regarding the Amendment even though your vote is neither required nor requested for the Amendment to become effective.

Q.     What will I receive when the Amendment is effective?

A.     The Amendment has already been approved, and you will not receive anything notifying you that the Amendment has become effective.

Q.     When do you expect the Amendment to become effective?

A.     The Amendment will become effective upon the filing with the Delaware Secretary of a Certificate of Amendment to our Certificate of Incorporation in the form attached hereto as Exhibit A. We expect to file the Certificate of Amendment with the Delaware Secretary no less than twenty (20) days after this Information Statement has been sent to you.

Q.     Why am I not being asked to vote?

A.     The holder of a majority of the issued and outstanding shares of our Common Stock has already approved the Amendment pursuant to a written consent in lieu of a meeting. Such approval, together with the approval of the Company’s Board of Directors, is sufficient under Delaware law, and no further approval by our stockholders is required.

Q.     What do I need to do now?

A.     Nothing. This Information Statement is purely for your information and does not require or request you to do anything.

Q.     Whom can I contact with questions?

A.     If you have any questions about the Amendment or any action taken or to be taken by the Company relating to the Amendment, please contact the Secretary of the Company at (817) 878-3330.

ACTIONS BY BOARD OF DIRECTORS AND CONSENTING STOCKHOLDERS

Approval by our Board of Directors

In accordance with Section 141 of the Delaware General Corporation Law, on January 5, 2005, our Board of Directors, believing it to be in the best interests of the Company and its stockholders, approved the Amendment.

Description of Amendment

The Amendment will result in the name of the Company being changed from “Ascent Assurance, Inc.,” to “USHEALTH Group, Inc.”. The purpose of the name change is to more accurately reflect the intended direction of the business operations of the Company and its subsidiaries. The name change is reflected in the form of Certificate of Amendment of our Certificate of Incorporation, which is attached hereto as Annex I and incorporated herein by reference.

Approval by Stockholders

Pursuant to Section 242 of the Delaware General Corporation Law (the “DGCL”), an amendment to the Company’s Certificate of Incorporation which changes its name must be approved by the holders of a majority of our issued and outstanding shares of Common Stock, our only class of outstanding voting securities. In order to obtain the required approval of our stockholders, we could have either convened a special meeting of the stockholders for the specific purpose of voting on the Amendment, or we could have sought written consent from the holders of a majority of our issued and outstanding Common Stock. In order to eliminate the costs and management time involved in holding a special meeting, our Board of Directors voted to utilize the written consent of the holders of a majority in interest of our Common Stock. The elimination of the need for a special meeting of stockholders to approve the Amendment is made possible by Section 228 of the DGCL, which provides that any action required or permitted to be taken at a meeting of the stockholders of a Delaware corporation may be taken without a meeting if stockholders holding at least a majority of the voting power of the corporation execute a written consent approving such action. The record date for purposes of determining the number of outstanding shares of our Common Stock entitled to vote on the Amendment was January 31, 2005 (the “Record Date”).

As of the Record Date, the Company had 50,606,876 shares of Common Stock issued and outstanding, all of which are fully paid and non-assessable. Holders of Common Stock have one vote per share on all matters submitted to a vote of stockholders.

On February 1, 2005, Special Situations Holdings, Inc. – Westbridge (“SPV”), the Company’s largest stockholder and a wholly-owned subsidiary of Credit Suisse First Boston LLC (“CSFB”), which owns 47,210,376 shares of Common Stock, or approximately ninety three percent (93%) of the issued and outstanding shares of Common Stock, approved the Amendment by signing a written consent. No further vote of our stockholders is required for the Company to effect the Amendment.

Pursuant to the rules and regulations promulgated by the Commission under the Exchange Act, the Information Statement must be sent to the holders of Common Stock who do not sign the written consent at least twenty (20) days prior to the effective date of the Amendment.

No Dissenters’ or Appraisal Rights

Stockholders who did not consent to the Amendment are not entitled to assert dissenters’ or appraisal rights under Section 262 of the DGCL.

Effective Date

The Amendment will be effective no sooner than twenty (20) days after the date this Information Statement is first mailed to our stockholders. The Company anticipates that the Amendment will become effective on approximately March 3, 2005 upon the filing of the Certificate of Amendment described above with the Delaware Secretary.

STOCK OWNERSHIP

As of the Record Date, the Company had a total of 50,606,876 shares of Common Stock issued and outstanding.

Principal Stockholders

The following table sets forth, as of January 31, 2005, the name and address of each person known by the Company to own beneficially, directly or indirectly, more than five percent (5%) of the outstanding shares of Common Stock (its only class of voting securities):

Name and Address	Number Of Shares	Percent

Credit Suisse First Boston LLC 11 Madison Avenue New York, New York 10010-3629	47,210,376	93%

CSFB has caused SPV to vote all its shares of Common Stock in favor of the adoption of the Amendment by executing a written consent of stockholders.

Security Ownership of Directors and Executive Officers

The following table sets forth, as of January 31, 2005, the number and percentage of shares of Common Stock owned by the directors of the Company, each of the Named Executive Officers and all executive officers and directors as a group. To the Company’s knowledge, each of the persons listed below has sole voting and investment power as to all shares indicated as owned by him or her.

Name	Number Of Shares Owned	Percent
Ben Cutler[1]	5,025,619	10%
Patrick H. O'Neill[2]	183,250	*
Konrad H. Kober[3]	82,631	*
Cynthia B. Koenig[4]	106,925	*
Alan H. Freudenstein[5]	-	*
Gregory M. Grimaldi[5]	-	*
George R. Hornig[5]	-	*
David G. Kaytes	-	*
Michael A. Kramer[6]	22,500	*
Paul E. Suckow[6]	22,500	*
All executive officers and directors as a group (10persons)[7]	5,443,425	10%

1	Includes 5,025,619 shares that may be acquired at some point in the future with stock options that are not currently exercisable. Such options will vest, in the absence of an “Early Exercise Date,” in five equal installments on each of the first five anniversary dates of the option award date.

2	Includes 160,000 shares that may be acquired with currently exercisable stock options and 9,600 shares held in the Company's 401(k) plan.

3	Includes 75,000 shares that may be acquired with currently exercisable stock options, and 7,631 shares held in the Company's 401(k) plan.

4	Includes 75,000 shares that may be acquired with currently exercisable stock options, and 7,425 shares held in the Company's 401(k) plan.

5	Messrs. Freudenstein, Grimaldi and Hornig are employees of CSFB. Does not include shares owned by CSFB or its affiliates. (see “Stock Ownership – Principal Stockholders”).

6	Includes 22,500 shares that may be acquired with currently exercisable stock options.

7	Includes 355,000 shares that may be acquired with currently exercisable stock options, and 24,656 shares held in the Company’s 401(k) plan.

* Less than 1%.

*       *       *

PLEASE NOTE THAT THIS IS NEITHER A REQUEST FOR YOUR VOTE NOR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE AMENDMENT AND ITS EFFECT AND TO PROVIDE YOU WITH INFORMATION ABOUT THE AMENDMENT AND THE BACKGROUND OF ITS ADOPTION.

By Order of the Board of Directors,

/Patrick H. O’Neill/ Patrick H. O’Neill Senior Vice President, General Counsel and Secretary Fort Worth, Texas

ANNEX I

CERTIFICATE OF AMENDMENT

OF THE

SECOND AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

ASCENT ASSURANCE, INC.

_________________

Under Section 242 of the General Corporation Law

_________________

        Pursuant to the provisions of Section 242 of the General Corporation Law of the State of Delaware (the “DGCL”), the undersigned corporation (the “Corporation”) does hereby certify:

        FIRST: That Article First of the Second Amended and Restated Certificate of Incorporation of the Corporation (the “Certificate of Incorporation”) has been amended in its entirety to read as follows:

        “FIRST: The name of the Corporation is USHEALTH Group, Inc.”; and

        SECOND: That the amendment of the Certificate of Incorporation herein certified was duly adopted in accordance with the applicable provisions of Section 242 of the DGCL.

        IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by Patrick H. O’Neill, its Executive Vice President, General Counsel and Secretary, this 3rd day of March, 2005.

ASCENT ASSURANCE, INC.

By: Name: Patrick H. O’Neill Title: Executive Vice President, General Counsel and Secretary